EXHIBIT A
                            (AS OF NOVEMBER 1, 2019)

                              SERIES OF THE TRUST

-----------------------------------------------------------  -------------------
INDEX SERIES                                                    EFFECTIVE DATE
-----------------------------------------------------------  -------------------
First Trust CEF Income Opportunity ETF                        September 28, 2016
-----------------------------------------------------------  -------------------
First Trust Municipal CEF Income Opportunity ETF              September 28, 2016
-----------------------------------------------------------  -------------------
First Trust TCW Opportunistic Fixed Income ETF                February 13, 2017
-----------------------------------------------------------  -------------------
EquityCompass Risk Manager ETF                                January 19, 2017
-----------------------------------------------------------  -------------------
EquityCompass Tactical Risk Manager ETF                       January 19, 2017
-----------------------------------------------------------  -------------------
First Trust TCW Unconstrained Plus Bond ETF                   May 29, 2018
-----------------------------------------------------------  -------------------
First Trust Low Duration Strategic Focus ETF                  December 18, 2018
-----------------------------------------------------------  -------------------
FT Cboe Vest U.S. Equity Buffer ETF - August                  November 1, 2019
-----------------------------------------------------------  -------------------
FT Cboe Vest U.S. Equity Deep Buffer ETF - August             November 1, 2019
-----------------------------------------------------------  -------------------
FT Cboe Vest U.S. Equity Buffer ETF - November                November 1, 2019
-----------------------------------------------------------  -------------------
FT Cboe Vest U.S. Equity Deep Buffer ETF - November           November 1, 2019
-----------------------------------------------------------  -------------------